EXHIBIT 10.12


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                                                                   EXHIBIT 10.12


              AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                          HEP OPERATING PARTNERS, L.P.


         This Amendment ("Amendment") to the Third Amended and Restated Agreement of Limited Partnership (the "Agreement") of HEP Operating Partners, L.P. (the "Partnership"), is executed as of November 26, 1996, by The Hallwood Group Incorporated, a Delaware corporation, as the outgoing general partner of the Partnership on behalf of itself and Hallwood Energy Partners, L.P., the Limited Partners of the Partnership, and by HEPGP Ltd., the incoming general partner of the Partnership.

         WHEREAS,   the  Third   Amended  and  Restated   Agreement  of  Limited
Partnership of HEP Operating Partners, L.P. was entered into on May 9, 1990, with Hallwood Energy Corporation as the sole general partner.

         WHEREAS, Hallwood Energy Corporation was merged into The Hallwood Group Incorporated effective November 26, 1996;

         WHEREAS, pursuant to Sections 10.2(b) and 11.2 of the Agreement, The Hallwood Group Incorporated assumed the rights and duties of the General Partner as a result of its merger with Hallwood Energy Corporation;

         WHEREAS, the General Partner has determined that the Agreement permits, and that it is in the best interest of the Partnership to effect, the transfer of the general partner interest in the Partnership to HEPGP Ltd., a limited partnership 100% of the interest of which is owned by The Hallwood Group Incorporated, with the effect that HEPGP Ltd. become the new general partner of the Partnership.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. To reflect that HEPGP Ltd. be and it is hereby admitted and substituted as the general partner of the Partnership for all purposes, The Hallwood Group Incorporated is withdrawn as the general partner of the Partnership, and all references to the General Partner in the Agreement shall refer to HEPGP Ltd.



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         IN WITNESS WHEREOF,  the undersigned have executed this Amendment as of the date first set forth above.

                                       OUTGOING GENERAL PARTNER:

                                       THE HALLWOOD GROUP INCORPORATED


                                       By:      /s/William L. Guzzetti
                                       Name: William L. Guzzetti
                                       Title:   Vice President

                                       INCOMING GENERAL PARTNER:

                                       HEPGP LTD.

                                       By:      Hallwood G.P., Inc

                                       By:      /s/William L. Guzzetti
                                       Name: William L. Guzzetti
                                       Title:   President

                                       LIMITED PARTNER

                                       By:      Hallwood Energy Partners, L.P.

                                       By:      The Hallwood Group Incorporated,
                                                          General Partner


                                       By:     /s/William L. Guzzetti
                                       Name: William L. Guzzetti
                                       Title:  President




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